SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     March 19, 2004
                                                     ---------------



                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





    NEW JERSEY                    01-14294                       22-2545165
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(State of other                  (Commission                 (IRS Employer
 jurisdiction of                   File No.)                 Identification No.)
 incorporation)



    55 UNION BOULEVARD, TOTOWA, NJ                                      07512
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code: 973-942-1111





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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

The Board of Directors of Greater Community Bancorp declared a first quarter cash dividend of $0.11 per share payable April 30, 2004 to shareholders of record as of April 15, 2004.


Item 7. Financial Statements and Exhibits.


        (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

        99.1        Press  Release   issued  March  19,  2004  relating  to  the
                    announcement of a $.11 per share cash dividend on the company's outstanding common stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     GREATER COMMUNITY BANCORP
                                                     (Registrant)




Date: March 19, 2004                                 /s/ Naqi A. Naqvi
      ----------------                               ---------------------------
                                                     (Signature)
                                                     NAQI A. NAQVI
                                                     SENIOR VICE PRESIDENT,
                                                     TREASURER
                                                     AND CFO